                                                                    EXHIBIT 10.4

                      INTRA-COMPANY SUBORDINATION AGREEMENT

         This INTRA-COMPANY SUBORDINATION AGREEMENT (together with all amendments and supplements hereto, this "AGREEMENT"), is dated as of November 6, 2001, by and among AIMCO PROPERTIES, L.P., a Delaware limited partnership ("AIMCO"), AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation ("AIMCO/BETHESDA"), and NHP MANAGEMENT COMPANY, a District of Columbia corporation ("NHP MANAGEMENT") (AIMCO, AIMCO/Bethesda and NHP Management are jointly and severally collectively referred to herein as the "COMPANIES"), each of the parties designated as a "LENDER" on Annex 1 attached hereto (each, AN "INTRA-COMPANY LENDER", and collectively, the "INTRA-COMPANY LENDERS"), and BANK OF AMERICA, N.A. as Administrative Agent for and representative of the financial institutions party to the Credit Agreement (as defined herein) (in such capacity herein called the "AGENT"). Capitalized terms used in this Agreement without definition have the meanings specified in the Credit Agreement.

                                    RECITALS

         A. In accordance with that certain Third Amended and Restated Credit Agreement (the "CREDIT AGREEMENT"), dated of even date herewith, by and among the Companies, Bank of America (as Administrative Agent and as a Lender), Fleet National Bank (as Syndication Agent and as a Lender), First Union National Bank (as Documentation Agent and as a Lender) and the other Lenders from time to time party thereto, such Lenders have made or intend to make a $400,000,000 credit facility to the Companies. As used herein, the term "Credit Facility" shall refer individually to each of the credit facilities available to the Companies under the Credit Agreement and shall refer collectively to all such credit facilities, including, without limitation, all obligations with respect to principal, premium, if any, interest, and default interest, if any, and all other obligations secured by the Loan Documents.

         B. Each of the Intra-Company Lenders has made a loan or loans (each, an "INTRA-COMPANY LOAN", and collectively the "INTRA-COMPANY LOANS") to certain Subsidiaries of the REIT, Companies or any of their Subsidiaries and other Persons in which the REIT, Companies or any of their Subsidiaries has any equity interest (collectively, the "INTRA-COMPANY BORROWERS"). Each Intra-Company Loan is in the principal amount described on Annex 1, and is evidenced by a promissory note or notes dated as of the date set forth on Annex 1.

         C. To induce the Lenders to make the Loans under the Credit Agreement, each of the Intra-Company Lenders desires to subordinate the Intra-Company Loan or Intra-Company Loans made by such Intra-Company Lender to the Credit Facility and to the obligations of each of the guarantors (the "GUARANTORS") under the Guaranty and to make certain agreements in favor of the Agent and the Lenders. (As used herein, "APPLICABLE INTRA-COMPANY LOAN" means, with respect to any Intra-Company Lender, an Intra-Company Loan made by such Intra-Company Lender to an Intra-Company Borrower.)

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Approval of Credit Facility. Each of the Intra-Company Lenders acknowledges that it has received, and each Intra-Company Lender hereby consents to, the Loan Documents.

         2. Payment Subordination.

               (a) Each Intra-Company Lender agrees that any Applicable Intra-Company Loan is and shall be subject, subordinate and rendered junior, in right of payment, to the prior indefeasible payment and performance in full, for a period of time in excess of all applicable preference or other similar periods under applicable bankruptcy, insolvency or creditors' rights laws, of the Credit Facility and all obligations under the Loan Documents, including, without limitation, all obligations of the Guarantors under the Guaranty.

               (b) Each Intra-Company Lender agrees not to ask, demand, sue for, take or receive from an Intra-Company Borrower or any other Person, directly or indirectly, in cash, securities or other property or by set-off or in any other manner (including without limitation from or by way of collateral), payment of all or any amounts owing with respect to any Applicable Intra-Company Loan; nor to accept any such payment; and each of the Intra-Company Borrowers, and each of the Companies agrees not to make any such payment; unless and until, in each such case, the Credit Facility and all other obligations under the Loan Documents, including, without limitation, all obligations of the Guarantors under the Guaranty, shall have been indefeasibly paid and performed in full, for a period of time in excess of all applicable preference or other similar periods under applicable bankruptcy, insolvency or creditors' rights laws; provided, however, payments may be made under Intra-Company Loans, other than the Finance Subsidiary Loan, in accordance with Section 7.07 of the Credit Agreement.

         3. In Furtherance of Subordination.

               (a) Upon any distribution of all or any of the assets of any of the Intra-Company Borrowers (i) in the event of any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to any of the Intra-Company Borrowers or to any of their creditors, as such, or to its assets,
(ii) in the event of any liquidation, dissolution or other winding up of any of the Intra-Company Borrowers, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, (iii) in the event of any assignment for the benefit of creditors or any other marshaling of assets and liabilities of any of the Intra-Company Borrowers, or (d) in any manner inconsistent with the provisions of this Agreement, then and in any such event the holder of the Credit Facility shall receive indefeasible payment in full of all amounts due or to become due (whether or not an Event of Default has occurred or the maturity of the Credit Facility has been declared due and payable prior to the date on which it would otherwise have become due and payable) on or in respect to the Credit Facility, including any post-petition interest thereon, before any of the Intra-Company

Lenders is entitled to receive any payment on account of principal of (or premium, if any) or interest on any Applicable Intra-Company Loan.

               (b) Except as permitted under the Credit Agreement, each Intra-Company Lender agrees that, so long as the Credit Facility shall remain unpaid, such Intra-Company Lender shall not loan or advance any additional funds to the Companies, the REIT, or any of their respective Subsidiaries, other than the Applicable Intra-Company Loan.

               (c) Subject to the provisions in Section 2(b) hereof, all payments with respect to an Intra-Company Loan or distributions received by an Intra-Company Lender contrary to the provisions of this Agreement shall be received in trust for the benefit of the Lenders, shall be segregated from other funds and property held by such Intra-Company Lender, and shall be forthwith paid over to the Agent for the ratable benefit of the Lenders in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Credit Facility.

         4. No Commencement of Any Proceedings. Each Intra-Company Lender agrees that, so long as the Credit Facility shall remain unpaid, such Intra-Company Lender will not commence, or join with any creditor other than Lenders in commencing, or cause the Intra-Company Borrower to commence, any proceeding referred to in Section 3(a).

         5. No Disposition or Amendment of or Exercise of Remedies With Respect to an Intra-Company Loan. So long as the Credit Facility remains unpaid, each Intra-Company Lender agrees that it will not:

               (a) Sell, assign, transfer, endorse, pledge, encumber or otherwise enter into any Disposition of the Applicable Intra-Company Loan or any interest therein except as expressly permitted under the Credit Agreement; or

               (b) Enter into any amendment, modification, extension, renewal or replacement of or accept any collateral or guaranty for any Applicable Intra-Company Loan except as expressly permitted under the Credit Agreement; or

               (c) Take, or permit to be taken, any action to assert, collect or enforce any Applicable Intra-Company Loan or any part thereof, or to exercise any of such Intra-Company Lender's remedies with respect to any Applicable Intra-Company Loan.

         6. Rights and Obligations hereunder Not Affected. All rights and interests of the Agent and the Lenders hereunder, and all agreements and obligations of each Intra-Company Lender, the Companies, and each Intra-Company Borrower under this Agreement, shall remain in full force and effect irrespective of:

               (a) any lack of validity or enforceability of the Loan Documents or any other documents evidencing or securing the Credit Facility;

               (b) any change in the time, manner or place of payment of, or in any other term of, the Credit Facility, or any other amendment or waiver of or any consent to departure from the Loan Documents;

               (c) any exchange, release or non-perfection of any collateral for or of any Person liable for all or any of the Credit Facility; or

               (d) the rescission or return of any payment on account of the Credit Facility by any Lender upon the insolvency, bankruptcy or reorganization of the Companies, the REIT, any of the Intra-Company Borrowers, or any of the Guarantors, or otherwise, all as though such payment had not been made.

         7. Representations and Warranties. The Companies and each Intra-Company Lender represents and warrants to the Agent and the Lenders that:

               (a) Each Intra-Company Lender that is a corporation, partnership, or limited liability company:

                    (i) Is duly organized (or formed, in the case of a partnership or limited liability company), validly existing and in good standing under the laws of the jurisdiction of its organization; and

                    (ii) Has the power and authority and all governmental licenses, authorizations, consents and approvals to perform its obligations under this Agreement.

               (b) The execution, delivery and performance by each Intra-Company Lender of this Agreement has been duly authorized by all necessary partnership or other organizational action, and do not and will not:

                    (i) Contravene the terms of any Intra-Company Lender's Organization Documents;

                    (ii) Conflict with, or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation, to which each Intra-Company Lender is a party or any order, injunction, writ or decree of any Governmental Authority to which each Intra-Company Lender or its Properties are subject; or

                    (iii) Violate any Requirement of Law.

               (c) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, each Intra-Company Lender of this Agreement.

               (d) This Agreement constitutes the legal, valid and binding obligation of each Intra-Company Lender, enforceable against each such Intra-Company Lender in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

               (e) All representations and warranties of the Companies with respect to each Intra-Company Lender and each Intra-Company Borrower (whether expressly or as a Subsidiary) set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects as if made on the date hereof.

         8. Waivers. No waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the Agent with any required consent from the Lenders, and then only in the specific instance and for the specific purpose for which given. Any waiver, forbearance, failure or delay by the Agent or any Lender in exercising any right, power or remedy, shall not preclude the further, simultaneous or later exercise thereof, and every right, power or remedy of the Agent or any Lender shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by the Agent with any required consent from the Lenders.

         9. Cumulative Rights. The rights, powers and remedies of the Agent and the Lenders under this Agreement shall be in addition to all rights, powers and remedies given to the Agent and the Lenders by virtue of any statute or rule of law, the Credit Agreement, or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently.

         10. Assignment; Successors and Assigns. Each Intra-Company Lender hereby represents to the Agent and the Lenders that it has not assigned or sold any interest in any Applicable Intra-Company Loan as of the Closing Date. This Agreement shall bind the Agents, the Lenders, each Intra-Company Lender, the Companies, and each Intra-Company Borrower, and their successors and assigns and shall inure to the benefit of their respective successors and assigns.

         11. Counterpart Originals. This Agreement may be executed in counterpart originals, each of which shall constitute the same agreement.

         12. Choice of Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of California, without respect to conflicts or choice of law rules.

         13. Intentionally Omitted.

         14. Severability. Every provision of this Agreement is intended to be severable. In the event any term, provision, section or subsection of this Agreement is declared to be illegal or invalid, for any reason whatsoever, by a court of competent jurisdiction, such illegality or invalidity shall not affect the other terms, provisions, sections or subsections of this Agreement, which shall remain binding and enforceable.

         15. Integration; Modifications. This Agreement and the Loan Documents
(a) integrate all the terms and conditions mentioned in or incidental to this Agreement and the Loan Documents, (b) supersede all oral negotiations and prior writings with respect to their subject matter, and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in this Agreement and the Loan Documents. No representation, understanding, promise or condition shall be enforceable against any party unless it is contained in the Loan Documents. This Agreement may not be modified except in a writing signed by the Agent with any required consent of the Lenders, the Companies, and with respect to any Intra-Company Loan affected thereby, the applicable Intra-Company Borrower and Intra-Company Lender.

         16. Attorney Costs. If any lawsuit, reference or arbitration is commenced which arises out of, or which relates to this Agreement, including any alleged tort action, regardless of which party commences the action, the prevailing party shall be entitled to recover from each other party to such action such sums as the court, referee or arbitrator may adjudge to be reasonable Attorney Costs in the action or proceeding, in addition to costs and expenses otherwise allowed by law. Any such Attorney Costs incurred by either party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment.

         17. Other Intra-Company Indebtedness. If the Companies, any of the Intra-Company Lenders, or any of the Intra-Company Borrowers are either an obligor or an obligee with respect to "Intra-Company Debt" (and whether any such parties originated the applicable loan or accepted such loan by assignment, or originally incurred such debt or assumed such debt), and such Intra-Company Debt is not scheduled on Annex 1 hereto, each of the Companies, the Intra-Company Lenders, and the Intra-Company Borrowers agrees that such Intra-Company Debt shall be considered an "Intra-Company Loan" for all purposes hereunder, the applicable obligor and obligee with respect to such Intra-Company Loan shall be deemed an Intra-Company Borrower or Intra-Company Lender, respectively, hereunder, and all representations, warranties, covenants, and other provisions herein shall apply with respect thereto.

         18. Further Assurances. Each of the Companies, the Intra-Company Lenders, and the Intra-Company Borrowers agrees to execute and deliver such additional instruments and agreements and to undertake such further acts as may be deemed necessary or appropriate by the Agent or the Lenders in order to effectuate the provisions of this Agreement.

         19. Consent to Jurisdiction and Service of Process. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST INTRA-COMPANY LENDERS ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA OR IN THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH INTRA-COMPANY LENDER, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO EACH SUCH

INTRA-COMPANY LENDER AT ITS ADDRESS SET FORTH IN ANNEX 1 ATTACHED HERETO; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER EACH SUCH INTRA-COMPANY LENDER IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT BANK OF AMERICA RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY INTRA-COMPANY LENDER IN THE COURTS OF ANY OTHER JURISDICTION; AND (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 19 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 410.40 OR OTHERWISE.

         20. Waiver of Jury Trial. EACH INTRA-COMPANY LENDER AND EACH OTHER PARTY TO THIS AGREEMENT HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement for the parties hereto to enter into a business relationship, that each party hereto has already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 20 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

         21. Provisional Remedies, Self-Help and Foreclosure. No provision of this Agreement shall limit the right of any party to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first set forth above.

                                       COMPANIES

                                       AIMCO PROPERTIES, L.P.,
                                       a Delaware limited partnership

                                       By: AIMCO-GP, INC.,
                                           a Delaware corporation,
                                           its general partner

                                       By: /s/ PETER K. KOMPANIEZ
                                           -------------------------------------
                                           Peter K. Kompaniez
                                           President

                                       AIMCO/BETHESDA HOLDINGS INC.,
                                       a Delaware corporation

                                       By: /s/ PETER K. KOMPANIEZ
                                           -------------------------------------
                                           Peter K. Kompaniez
                                           President

                                       NHP MANAGEMENT COMPANY,
                                       a District of Columbia corporation

                                       By: /s/ PATRICK FOYE
                                           -------------------------------------
                                           Patrick Foye
                                           Executive Vice President

                                       EACH OF THE INTRA-COMPANY LENDERS

                                       AIMCO HOLDINGS QRS, INC.,
                                       a Delaware corporation

                                       By: /s/ PETER K. KOMPANIEZ
                                           -------------------------------------
                                           Peter K. Kompaniez
                                           President

                                       AIMCO PROPERTIES FINANCE CORP.,
                                       a Delaware corporation

                                       By: /s/ PETER K. KOMPANIEZ
                                           -------------------------------------
                                           Peter K. Kompaniez
                                           President

                                       AIMCO PROPERTIES FINANCE
                                       PARTNERSHIP, L.P.,
                                       a Delaware limited partnership

                                       By: AIMCO PROPERTIES FINANCE  CORP.,
                                           a Delaware corporation

                                       By: /s/ PETER K. KOMPANIEZ
                                           -------------------------------------
                                           Peter K. Kompaniez
                                           President

                                       AIMCO/OTC QRS, INC.,
                                       a Delaware corporation

                                       By: /s/ PETER K. KOMPANIEZ
                                           -------------------------------------
                                           Peter K. Kompaniez
                                           President

                                       CONSOLIDATED CAPITAL
                                       INSTITUTIONAL PROPERTIES,
                                       a California limited partnership

                                       By: CONCAP EQUITIES, INC.
                                           a Delaware corporation,
                                           General Partner

                                       By: /s/ PETER K. KOMPANIEZ
                                           -------------------------------------
                                           Peter K. Kompaniez
                                           President

                                       CONSOLIDATED CAPITAL
                                       INSTITUTIONAL PROPERTIES/II,
                                       a California limited partnership

                                       By: CONCAP EQUITIES, INC.
                                           a Delaware corporation,
                                           General Partner


                                       By: /s/ PETER K. KOMPANIEZ
                                           -------------------------------------
                                           Peter K. Kompaniez
                                           President

                                       ADMINISTRATIVE AGENT

                                       BANK OF AMERICA, N.A.
                                       as Administrative Agent

                                       By: /s/ CAROL SETTLES
                                           -------------------------------------
                                           Carol Settles
                                           Principal